Exhibit 99.2

DIGITAL REALTY TRUST

Fourth Quarter 2008

Supplemental Operating and Financial Data

December 31, 2008

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the current deterioration in global economic, credit and market conditions;

•	downturn of local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to;

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our or to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2007, our quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and September 30, 2008 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s 75 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 13.0 million net rentable square feet, including approximately 1.6 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Banc of America Securities — Merrill Lynch	KeyBanc Capital Markets	Raymond James	Oppenheimer	Piper Jaffray
Steve Benyik	Steve Sakwa	Jordan Sadler	Paul D. Puryear	Srinivas Anantha	Michael G. Bowen
(212) 538-0239	(212) 449-0335	(917) 368-2280	(727) 567-2253	(617) 428-5960	(212) 284-9311

	George Auerbach	Craig Mailman	William A. Crowe	Peter Armstrong	Dave B. Rao
	(212) 449-8644	(917) 368-2316	(727) 567-2594	(212) 667-5808	(212) 284-9327

JMP Securities	RBC Capital Markets	Citigroup	UBS Securities	Baird	Green Street
William Marks	Dave Rodgers	Michael Bilerman	Omotayo Okusanya	David Aubuchon	Michael Knott
(415) 835-8944	(440) 715-2647	(212) 816-1685	(212) 713-7864	(314) 863-4235	(949) 640-8780

	Mike Carroll	Irwin Guzman	Heath Binder	Justin Pelham-Webb	Matthew Wokasch
	(440) 715-2649	(212) 816-1685	(212) 713-3226	(314) 863-6413	(949) 640-8780

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008	1st Quarter 2008	4th Quarter 2007	3rd Quarter 2007	2nd Quarter 2007	1st Quarter 2007
High Price *	$47.62	$51.28	$43.45	$39.20	$44.21	$40.62	$42.86	$40.42
Low Price *	$18.04	$36.96	$35.43	$31.28	$35.05	$32.04	$36.70	$33.76
Closing Price, end of quarter *	$32.85	$47.25	$40.91	$35.50	$38.37	$39.39	$37.68	$39.90
Average daily trading volume *	1,876,211	1,139,423	904,670	1,224,336	813,553	730,532	799,130	495,630
Indicated dividend per common share **	$1.320	$1.240	$1.240	$1.240	$1.240	$1.145	$1.145	$1.145
Closing annual dividend yield, end of quarter	4.0%	2.6%	3.0%	3.5%	3.2%	2.9%	3.0%	2.9%
Closing shares and units outstanding end of quarter ***	79,125,833	78,259,621	72,405,839	72,329,436	72,082,034	68,003,179	67,984,292	67,924,536
Closing market value of shares and units outstanding (thousands), end of quarter	$2,599,284	$3,697,767	$2,962,123	$2,567,695	$2,765,788	$2,678,645	$2,561,648	$2,710,189

*	New York Stock Exchange trades only.

**	On an annual basis.

***	As of December 31, 2008, the total number of shares and units includes 73,306,703 shares of common stock, 4,530,549 common units held by third parties and 1,288,581 common units, vested and unvested long-term incentive units and vested Class C units held by officers and directors, and excludes all unvested Class C units, all unexercised common stock options and all shares potentially issuable upon conversion of our exchangeable senior debentures and series C and D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Ownership Structure

As of December 31, 2008

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	73,306,703	92.6%
Cambay Tele.com, LLC (3)	4,497,827	5.7%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,288,581	1.7%

Total	79,125,833	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and excludes shares issuable upon the redemption of unvested Class C units and all unexercised common stock options.

(2)	The total number of units includes 73,306,703 units held by Digital Realty Trust, Inc. (these units correspond to an equivalent number of common shares of Digital Realty Trust, Inc.), 4,530,549 common units and 1,288,581 vested and unvested long-term incentive units and vested Class C units, and excludes all unvested Class C units, all unexercised common stock options and all shares potentially issuable upon conversion of our exchangeable senior debentures and series C and D cumulative convertible preferred stock.

(3)	These third-party contributors received the common units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 584,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Shares and units at end of quarter
Common shares outstanding	73,306,703	72,556,699	66,174,618	65,481,470	65,406,240	60,721,750	60,713,878	60,692,858
Common units outstanding	5,819,130	5,702,922	6,231,221	6,847,966	6,675,794	7,281,429	7,270,414	7,231,678

Total shares and Operating Partnership units	79,125,833	78,259,621	72,405,839	72,329,436	72,082,034	68,003,179	67,984,292	67,924,536

Market Capitalization
Market value of common equity (1)	$2,599,284	$3,697,767	$2,962,123	$2,567,695	$2,765,788	$2,678,645	$2,561,648	$2,710,189
Liquidation value of preferred equity	686,750	686,750	686,750	686,750	341,750	341,750	341,750	166,750
Total debt at balance sheet carrying value	1,395,673	1,283,718	1,361,172	1,190,691	1,367,738	1,335,108	1,172,307	1,271,988

Total market capitalization including preferred equity and debt	$4,681,707	$5,668,235	$5,010,045	$4,445,136	$4,475,276	$4,355,503	$4,075,705	$4,148,927

Total debt/Total market capitalization including preferred equity and debt	29.8%	22.6%	27.2%	26.8%	30.6%	30.7%	28.8%	30.7%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$3,049,334	$2,905,275	$2,816,258	$2,602,166	$2,489,793	$2,231,886	$2,044,661	$1,967,653
Total assets	3,279,669	3,158,885	3,070,850	2,895,036	2,809,464	2,576,119	2,393,476	2,333,791
Total liabilities	1,716,568	1,548,110	1,623,801	1,444,294	1,687,637	1,580,786	1,384,223	1,481,575
Selected Operating Data
Total operating revenues from continuing operations (2)	$147,106	$142,016	$123,776	$114,547	$105,903	$104,794	$95,583	$88,967
Total operating expenses from continuing operations (2)	106,644	108,484	95,647	89,326	84,945	83,369	73,042	67,002
Interest expense from continuing operations (2)	17,083	15,094	14,281	14,632	15,863	16,683	15,264	16,594
Net income	24,538	18,185	13,830	11,108	5,613	5,135	7,758	22,086
Net income (loss) available to common stockholders	14,436	8,083	3,728	2,850	254	(224)	2,591	18,641
Financial Ratios
EBITDA (3)	$78,572	$69,697	$57,579	$56,619	$53,935	$51,804	$49,565	$65,742
Adjusted EBITDA (4)	$89,966	$80,683	$68,097	$65,171	$59,322	$57,136	$55,042	$72,949
Cash interest expense (5)	$17,439	$20,116	$14,691	$20,093	$17,323	$19,464	$14,359	$17,882
Fixed charges (6)	$30,323	$32,619	$27,163	$30,737	$24,839	$26,679	$21,261	$22,967
Debt service coverage ratio (7)	5.2x	4.0x	4.6x	3.2x	3.4x	2.9x	3.8x	4.1x
Fixed charge coverage ratio (8)	3.0x	2.5x	2.5x	2.1x	2.4x	2.1x	2.6x	3.2x
Profitability measures
Net income (loss) per common share - basic	$0.20	$0.11	0.06	$0.04	$—	$—	$0.04	$0.33
Net income (loss) per common share - diluted	$0.20	$0.11	0.05	$0.04	$—	$—	$0.04	$0.32
Funds From Operations (FFO) per diluted share and unit (9)	$0.76	$0.69	0.59	$0.58	$0.53	$0.51	$0.51	$0.50
Adjusted Funds From Operations (AFFO) per diluted share and unit (10)	$0.56	$0.55	0.41	$0.37	$0.37	$0.35	$0.37	$0.41
Dividends per share and common unit	$0.33	$0.31	0.31	$0.31	$0.31	$0.29	$0.29	$0.29
Diluted FFO payout ratio (11)	43.7%	45.2%	52.5%	53.2%	58.5%	55.7%	56.4%	57.3%
Diluted AFFO payout ratio (12)	58.9%	56.4%	75.6%	83.8%	83.8%	81.8%	77.4%	69.8%
Portfolio Statistics (13)
Buildings	98	96	96	93	92	88	83	83
Properties	75	74	74	71	70	67	62	61
Net rentable square feet, excluding redevelopment space	11,387,102	11,244,657	10,977,945	10,795,795	10,527,011	10,311,857	9,713,146	9,668,267
Square feet held for redevelopment (14)	1,573,612	1,606,407	1,873,119	1,863,700	1,754,228	1,708,059	1,659,133	1,710,199
Occupancy at end of quarter (15)	94.9%	95.2%	95.2%	94.7%	94.7%	95.1%	94.6%	94.8%
Weighted average remaining lease term (years) (16)	7.3	7.3	7.4	7.7	7.7	7.5	7.5	7.0
Same store occupancy at end of quarter (15)(17)	95.4%	95.0%	95.1%	94.2%	94.2%	94.7%	94.3%	94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including common units, vested and unvested long-term incentive units, for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of unvested Class C units and all shares potentially issuable upon conversion of our exchangeable senior debentures and series C and D cumulative convertible preferred stock.

(2)	Excludes operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 28. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.

(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 28. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.

(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest. For a reconciliation of GAAP interest expense to cash interest expense see page 10.

(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.1x for the three months ended March 31, 2007.

(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, fixed charge coverage ratio was 2.4x for the three months ended March 31, 2007.

(9)	For a definition and discussion of FFO see page 28. For a reconciliation of net income available to common stockholders to FFO, see page 9.

(10)	For a definition and discussion of AFFO, see page 28. For a reconciliation of FFO to AFFO, see page 9.

(11)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(12)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(13)	Portfolio statistics exclude operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(14)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(15)	Occupancy and same store occupancy excludes space held for redevelopment.

(16)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.

(17)	Same store properties were acquired before December 31, 2006. Same store occupancy statistics exclude properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	December 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Investments in real estate
Land	$316,318	$316,196
Acquired ground leases	2,733	2,790
Buildings and improvements	2,465,984	1,968,850
Tenant improvements	255,818	193,436

Investments in real estate	3,040,853	2,481,272
Accumulated depreciation and amortization	(302,836)	(188,099)

Net investments in properties	2,738,017	2,293,173
Investment in unconsolidated joint venture	8,481	8,521

Net investments in real estate	2,746,498	2,301,694
Cash and cash equivalents	73,334	31,352
Accounts and other receivables, net	39,108	43,440
Deferred rent	99,957	64,639
Acquired above market leases, net	31,352	38,762
Acquired in place lease value and deferred leasing costs, net	222,389	253,642
Deferred financing costs, net	16,621	17,610
Restricted cash	45,470	41,302
Other assets	4,940	17,023

Total Assets	$3,279,669	$2,809,464

LIABILITIES AND STOCKHOLDERS’ EQUITY
Revolving credit facility	$138,579	$299,731
Unsecured senior notes	58,000	—
Mortgage loans	1,026,594	895,507
Exchangeable senior debentures	172,500	172,500
Accounts payable and other accrued liabilities	171,176	176,143
Accrued dividends and distributions	26,092	22,345
Acquired below market leases, net	76,660	93,572
Security deposits and prepaid rents	46,967	27,839

Total Liabilities	1,716,568	1,687,637

Commitments and contingencies	—	—
Minority interests in consolidated joint ventures	4,358	4,928
Minority interests in operating partnership	65,916	72,983
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 7,000,000 issued and outstanding	169,068	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $345,000,000 liquidation preference ($25.00 per share), 13,800,000 issued and outstanding	333,581	—
Common Stock; $0.01 par value: 125,000,000 authorized, 73,306,703 and 65,406,240 shares issued and outstanding as of December 31, 2008 and December 31, 2007, respectively	732	654
Additional paid-in capital	1,040,591	814,106
Dividends in excess of earnings	(161,441)	(103,090)
Accumulated other comprehensive income, net	(49,503)	3,379

Total Stockholders’ Equity	1,492,827	1,043,916

Total Liabilities and Stockholders’ Equity	$3,279,669	$2,809,464

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Rental	$111,398	$102,449	$97,966	$92,746	$85,074	$82,536	$78,705	$73,288
Tenant reimbursements	30,136	29,882	25,698	21,787	20,589	22,104	16,631	15,679
Other	5,572	9,685	112	14	240	154	247	—

Total operating revenues	147,106	142,016	123,776	114,547	105,903	104,794	95,583	88,967

Rental property operating and maintenance	43,761	39,784	36,396	31,564	33,101	30,539	23,865	21,239
Property taxes	5,767	8,689	8,522	8,124	4,440	7,859	7,342	7,540
Insurance	1,333	1,252	1,198	1,205	1,326	1,356	1,419	1,426
Depreciation and amortization	47,053	46,520	39,570	39,137	37,818	35,345	31,832	29,399
General and administrative	8,573	11,348	9,823	8,845	8,159	7,775	8,456	7,210
Other	157	891	138	451	101	495	128	188

Total operating expenses	106,644	108,484	95,647	89,326	84,945	83,369	73,042	67,002

Operating income	40,462	33,532	28,129	25,221	20,958	21,425	22,541	21,965
Equity in earnings of unconsolidated joint venture	1,860	178	173	158	(75)	(237)	216	545
Interest and other income	591	453	407	655	621	621	532	513
Interest expense	(17,083)	(15,094)	(14,281)	(14,632)	(15,863)	(16,683)	(15,264)	(16,594)
Loss from early extinguishment of debt	—	—	(182)	—	—	—	—	—

Income from continuing operations before minority interests	25,830	19,069	14,246	11,402	5,641	5,126	8,025	6,429
Minority interests in consolidated joint ventures	(89)	(196)	(50)	—	—	—	—	—
Minority interests in continuing operations of operating partnership	(1,203)	(688)	(366)	(294)	(28)	25	(305)	(501)

Income from continuing operations	24,538	18,185	13,830	11,108	5,613	5,151	7,720	5,928
Income (loss) from discontinued operations before gain on sale of assets and minority interests	—	—	—	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	—	—	—	18,049
Minority interests attributable to discontinued operations	—	—	—	—	—	2	(5)	(3,261)

Income (loss) from discontinued operations (1)	—	—	—	—	—	(16)	38	16,158

Net income	24,538	18,185	13,830	11,108	5,613	5,135	7,758	22,086
Preferred stock dividends	(10,102)	(10,102)	(10,102)	(8,258)	(5,359)	(5,359)	(5,167)	(3,445)

Net income (loss) available to common stockholders	$14,436	$8,083	$3,728	$2,850	$254	$(224)	$2,591	$18,641

Net income (loss) per share available to common stockholders - basic	$0.20	$0.11	$0.06	$0.04	$—	$—	$0.04	$0.33
Net income (loss) per share available to common stockholders - diluted	$0.20	$0.11	$0.05	$0.04	$—	$—	$0.04	$0.32
Weighted-average shares outstanding - basic	73,011,453	70,916,019	65,889,122	65,431,586	64,098,942	60,717,153	60,697,740	56,511,200
Weighted-average shares outstanding - diluted	73,205,628	73,338,871	68,068,600	67,142,783	66,282,524	60,717,153	62,970,291	58,424,427
Weighted-average fully diluted shares and units	79,289,939	79,376,123	74,533,055	73,886,689	73,310,168	69,937,352	70,228,894	69,830,614

(1)	During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above. This will cause individual line items above to differ from previously published information but does not affect net income available to common stockholders.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of net income available to common stockholders to FFO (Note):
Net income (loss) available to common stockholders	$14,436	$8,083	$3,728	$2,850	$254	$(224)	$2,591	$18,641
Adjustments:
Minority interests in operating partnership including discontinued operations	1,203	688	366	294	28	(27)	310	3,762
Real estate related depreciation and amortization (1)	46,857	46,331	39,393	38,978	37,673	35,216	31,708	29,643
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	(286)	859	872	894	919	969	1,010	1,036
Gain on sale of assets	—	—	—	—	—	—	—	(18,049)

FFO available to common stockholders and unitholders	$62,210	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033

FFO per share and unit:
Basic	$0.79	$0.73	$0.61	$0.60	$0.55	$0.53	$0.52	$0.52
Diluted (2)	$0.76	$0.69	$0.59	$0.58	$0.53	$0.51	$0.51	$0.50

Weighted-average shares and units outstanding - basic	79,096	76,953	72,354	72,175	71,120	67,995	67,956	67,917
Weighted-average shares and units outstanding - diluted (2)	91,123	91,209	86,366	82,524	73,310	69,937	70,229	69,831
(1) Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$47,053	$46,520	$39,570	$39,137	$37,818	$35,345	$31,832	$29,399
Depreciation and amortization of discontinued operations	—	—	—	—	—	—	—	379
Non-real estate depreciation	(196)	(189)	(177)	(159)	(145)	(129)	(124)	(135)

	$46,857	$46,331	$39,393	$38,978	$37,673	$35,216	$31,708	$29,643

(2)    At 12/31/08, we had 7,000,000 series C convertible preferred shares and 13,800,000 series D convertible preferred shares outstanding that were convertible into 3,614,800 common shares and 8,217,900 common shares, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$62,210	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	—	—	—	—
Add: Series D convertible preferred dividends	4,744	4,744	4,744	2,899	—	—	—	—

FFO available to common stockholders and unitholders — diluted	$68,868	$62,619	$51,017	$47,829	$38,874	$35,934	$35,619	$35,033

Weighted average common stock and units outstanding	79,096	76,953	72,354	72,175	71,120	67,995	67,956	67,917
Add: Effect of dilutive securities (excluding series C and D convertible preferred stock)	194	2,423	2,179	1,712	2,190	1,942	2,273	1,914
Add: Effect of dilutive series C convertible preferred stock	3,615	3,615	3,615	3,615	—	—	—	—
Add: Effect of dilutive series D convertible preferred stock	8,218	8,218	8,218	5,022	—	—	—	—

Weighted average common stock and units outstanding — diluted	91,123	91,209	86,366	82,524	73,310	69,937	70,229	69,831

Note: For a definition and discussion of FFO, see page 28. FFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$62,210	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033
Adjustments:
Non-real estate depreciation	196	189	177	159	145	129	124	135
Amortization of deferred financing costs	1,599	1,524	1,411	1,398	1,149	1,682	1,321	1,389
Non-cash compensation	1,663	3,174	1,582	1,220	1,134	1,103	836	507
Loss from early extinguishment of debt	—	—	182	—	—	—	—	—
Straight line rents	(11,036)	(8,301)	(8,899)	(7,771)	(7,303)	(7,204)	(5,770)	(5,111)
Above and below market rent amortization	(1,971)	(2,081)	(2,525)	(2,685)	(2,617)	(2,691)	(2,578)	(2,338)
Capitalized leasing compensation	(1,008)	(1,009)	(974)	(1,045)	(416)	(300)	(175)	(175)
Recurring capital expenditures and tenant improvements	(3,031)	(1,730)	(3,699)	(2,868)	(1,200)	(2,765)	99	(393)
Capitalized leasing commissions	(4,349)	(3,759)	(1,259)	(3,936)	(2,705)	(1,389)	(3,836)	(439)

AFFO available to common stockholders and unitholders	$44,273	$43,968	$30,355	$27,488	$27,061	$24,499	$25,640	$28,608

Note: For a definition and discussion of AFFO, see page 28. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08		31-Dec-07		30-Sep-07		30-Jun-07		31-Mar-07
Net income (loss) available to common stockholders	$14,436		$8,083		$3,728		$2,850		$254		$(224)		$2,591		$18,641
Interest (including discontinued operations)	17,083		15,094		14,281		14,632		15,863		16,683		15,142		17,323
Depreciation and amortization	47,053		46,520		39,570		39,137		37,818		35,345		31,832		29,778

EBITDA	78,572		69,697		57,579		56,619		53,935		51,804		49,565		65,742
Minority interests	1,292		884		416		294		28		(27)		310		3,762
Preferred stock dividends	10,102		10,102		10,102		8,258		5,359		5,359		5,167		3,445

Adjusted EBITDA	$89,966		$80,683		$68,097		$65,171		$59,322		$57,136		$55,042		$72,949

(1)    For the definition and discussion of EBITDA and Adjusted EBITDA, see page 28. EBITDA and adjusted EBITDA for the three months ended March 31, 2007 include a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $50.7 million and $54.9 million, respectively for three months ended March 31, 2007.

Financial Ratios

(unaudited and in thousands)

	31-Dec-08		30-Sep-08		30-Jun-08		31-Mar-08		31-Dec-07		30-Sep-07		30-Jun-07		31-Mar-07
Total GAAP interest expense (including discontinued operations)	17,083		15,094		14,281		14,632		15,863		16,683		15,142		17,323
Capitalized interest	4,059		4,358		4,505		4,415		4,215		3,096		2,792		1,507
Change in accrued interest and other noncash amounts	(3,703)		664		(4,095)		1,046		(2,755)		(315)		(3,575)		(948)

Cash interest expense (a)	17,439		20,116		14,691		20,093		17,323		19,464		14,359		17,882
Scheduled debt principal payments and preferred dividends	12,884		12,503		12,472		10,644		7,516		7,215		6,902		5,085

Total fixed charges (b)	30,323		32,619		27,163		30,737		24,839		26,679		21,261		22,967

Debt service coverage ratio based on GAAP interest expense (c)	5.3	x	5.3	x	4.8	x	4.5	x	3.7	x	3.4	x	3.6	x	4.2	x
Debt service coverage ratio based on cash interest expense (c)	5.2	x	4.0	x	4.6	x	3.2	x	3.4	x	2.9	x	3.8	x	4.1	x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.0	x	2.9	x	2.5	x	2.6	x	2.5	x	2.4	x	2.5	x	3.3	x
Fixed charge coverage ratio based on cash interest expense (d)	3.0	x	2.5	x	2.5	x	2.1	x	2.4	x	2.1	x	2.6	x	3.2	x
Debt to total market capitalization including debt and preferred equity (e)	29.8%		22.6%		27.2%		26.8%		30.6%		30.7%		28.8%		30.7%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	44.5%		34.8%		40.9%		42.2%		38.2%		38.5%		37.1%		34.7%
Pretax income to interest expense (g)	2.5	x	2.3	x	2.0	x	1.8	x	1.4	x	1.3	x	1.5	x	2.5	x

(a)    Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)    For a definition of Fixed Charges see page 6.

(c)    Adjusted EBITDA divided by interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.2x using GAAP interest expense and 3.1x using cash interest expense for the three months ended March 31, 2007.

(d)    Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, fixed charges coverage ratio was 2.5x using GAAP interest expense and 2.4x using cash interest expense for the three months ended March 31, 2007.

(e)    Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.

(f)     Same as (e), except numerator includes preferred stock.

(g)    Calculated as income including gain on sale of assets before minority interest and interest divided by GAAP interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, pretax income to interest expense was 1.5x for the three months ended March 31, 2007.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Net Operating Income (NOI) and Run-rate NOI

For the three months ended December 31, 2008

(unaudited and in thousands)

Rental revenues	$111,398
Tenant reimbursements	30,136
Rental property operating and maintenance	(43,761)
Property taxes	(5,767)
Insurance	(1,333)

NOI	$90,673
Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—
Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$90,673

Reconciliation of net income available to common stockholders to NOI
Net income available to common stockholders	$14,436
Other revenues	(5,572)
Interest expense	17,083
Depreciation and amortization	47,053
General and administrative expenses	8,573
Other expenses	157
Equity in earnings of unconsolidated joint venture	(1,860)
Interest and other income	(591)
Minority interests in consolidated joint ventures	89
Minority interests in continuing operations of operating partnership	1,203
Preferred stock dividends	10,102

NOI	$90,673

Note: For a definition and discussion of NOI and Run-rate NOI, see page 28.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Operating Revenues:
Rental	93,298	$85,972	$85,800	$83,654	$78,447	$77,156	$74,416	$72,454
Tenant reimbursements	25,357	27,698	23,512	20,853	19,986	21,243	16,490	15,624
Other	5,572	9,685	112	14	240	154	247	—

Total operating revenues	124,227	123,355	109,424	104,521	98,673	98,553	91,153	88,078

Operating Expenses:
Rental property operating and maintenance	35,490	34,405	31,318	26,989	31,000	28,490	22,895	20,509
Property taxes	5,245	7,932	7,734	7,635	4,125	7,639	7,200	7,444
Insurance	1,243	1,165	1,134	1,141	1,310	1,361	1,406	1,413
Depreciation and amortization	38,370	38,041	34,819	34,955	34,591	32,940	30,023	29,003
General and administrative (2)	8,573	11,348	9,823	8,845	8,159	7,775	8,456	7,210
Other	150	884	131	382	95	491	128	188

Total operating expenses	89,071	93,775	84,959	79,947	79,280	78,696	70,108	65,767
Operating income	35,156	29,580	24,465	24,535	19,393	19,857	21,045	22,311
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	1,860	178	173	158	(75)	(237)	216	545
Interest and other income	245	243	289	426	494	462	403	386
Interest expense (3)	(14,470)	(14,521)	(13,779)	(13,723)	(13,830)	(13,785)	(13,725)	(12,778)
Loss from early extinguishment of debt	—	—	(182)	—	—	—	—	—

Income from continuing operations before minority interests	22,791	15,480	10,966	11,435	5,982	6,297	7,939	10,464
Income (loss) from discontinued operations before minority interests	—	—	—	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	—	—	—	18,049

Income before minority interests	$22,791	$15,480	$10,966	$11,435	$5,982	$6,279	$7,982	$29,883

New properties (1)
Operating Revenues:
Rental	$18,100	$16,477	$12,166	$9,092	$6,627	$5,380	$4,289	$834
Tenant reimbursements	4,779	2,184	2,186	934	603	861	141	55
Other	—	—	(1)	—	—	—	—	—

Total operating revenues	22,879	18,661	14,351	10,026	7,230	6,241	4,430	889

Operating Expenses:
Rental property operating and maintenance	8,271	5,379	5,078	4,575	2,101	2,049	970	730
Property taxes	522	757	788	489	315	220	142	96
Insurance	90	87	64	64	16	(5)	13	13
Depreciation and amortization	8,683	8,479	4,751	4,182	3,227	2,405	1,809	396
General and administrative (2)	—	—	—	—	—	—	—	—
Other	7	7	7	69	6	4	—	—

Total operating expenses	17,573	14,709	10,688	9,379	5,665	4,673	2,934	1,235

Operating income	5,306	3,952	3,663	647	1,565	1,568	1,496	(346)
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—	—
Interest and other income	346	210	118	229	127	159	129	127
Interest expense (3)	(2,613)	(573)	(502)	(909)	(2,033)	(2,898)	(1,539)	(3,816)
Loss from early extinguishment of debt	—	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests	3,039	3,589	3,279	(33)	(341)	(1,171)	86	(4,035)
Income from discontinued operations before minority interests	—	—	—	—	—	—	—	—
Gain on sale of assets	—	—	—	—	—	—	—	—

Income (loss) before minority interests	$3,039	$3,589	$3,279	$(33)	$(341)	$(1,171)	$86	$(4,035)

(1)	Same store properties are properties that were acquired on or before December 31, 2006 and new properties are properties acquired after December 31, 2006. During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above.

(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.

(3)	Interest expense on our revolving credit facility is allocated entirely to new properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Same Store Operating Trend Summary

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Dec-08	30-Sep-08	Percentage Change	31-Dec-07	Percentage Change
Rental (2)	$93,298	$85,972	8.5%	$78,447	18.9%
Tenant reimbursements	25,357	27,698	(8.5%)	$19,986	26.9%

	118,655	113,670	4.4%	98,433	20.5%
Rental property operating and maintenance	35,490	34,405	3.2%	31,000	14.5%
Property taxes	5,245	7,932	(33.9%)	4,125	27.2%
Insurance	1,243	1,165	6.7%	1,310	(5.1%)

	41,978	43,502	(3.5%)	36,435	15.2%

Net Operating Income (3)	$76,677	$70,168	9.3%	$61,998	23.7%

Same store occupancy at end of quarter	95.4%	95.0%		94.2%

(1)	Same store properties were acquired on or before December 31, 2006.

(2)	For the periods presented, same store straight-line rent was $8,189, $4,098 and $6,539, respectively, and non-cash adjustments related to FAS 141 were $1,483, $1,574 and $2,211, respectively.

(3)	For a definition and discussion of Net Operating Income, see page 28.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of December 31, 2008	% of Debt	Interest Rate as of December 31, 2008	Interest Rate as of December 31, 2008 including swaps
Unhedged Floating Rate Debt
Revolving credit facility	August 31, 2012	(1)	$138,579	9.9%	2.41%	—
Mundells Roundabout construction loan	November 30, 2013		42,374	3.0%	4.14%	—

			$180,953	12.9%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt
Secured Term Debt	November 11, 2014		146,486	10.5%	5.65%	—
350 East Cermak Road	June 9, 2010	(1)	96,573	6.9%	2.64%	5.37%
3 Corporate Place	August 1, 2013	(1)	80,000	5.7%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015		79,336	5.7%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		68,000	4.9%	5.93%	—
600 West Seventh Street	March 15, 2016		56,814	4.1%	5.80%	—
2323 Bryan Street	November 6, 2009		55,048	3.9%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		55,000	3.9%	5.95%	—
1100 Space Park Drive	December 11, 2016		55,000	3.9%	5.89%	—
150 South First Street	February 6, 2017		53,288	3.8%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		44,564	3.2%	4.24%	5.13%
1500 Space Park Drive	October 5, 2013		43,708	3.1%	6.15%	—
2334 Lundy Place	November 11, 2016		40,000	2.9%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		38,315	2.7%	4.24%	5.35%
6 Braham Street	April 10, 2011		19,239	1.4%	3.67%	5.84%
Paul van Vlissingenstraat 16	July 18, 2013		15,041	1.1%	4.49%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		10,923	0.8%	4.39%	5.57%
1125 Energy Park Drive	March 1, 2032		9,335	0.7%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013		9,575	0.7%	4.39%	5.49%
375 Riverside Parkway	December 1, 2008		—	0.0%	3.28%	6.87%
731 East Trade Street	July 1, 2020		5,520	0.4%	8.22%	—

			$981,765	70.3%
Exchangeable senior debentures	August 15, 2026		$172,500	12.4%	4.13%	—
Unsecured senior notes — Series A	July 24, 2011		25,000	1.8%	7.00%	—
Unsecured senior notes — Series B	November 5, 2013		33,000	2.4%	9.32%

Total Fixed Rate Debt Including Swaps			$1,212,265	86.9%
Loan premium—1125 Energy Park Drive, 731 East Trade Street and 1500 Space Park Drive mortgages			2,455	0.2%

Total Consolidated Debt			$1,395,673	100.0%

Weighted average cost of debt (including interest rate swaps)						5.36%

(1)	Assumes all extensions have been exercised.

Credit Facility

(in thousands)

	Maximum Available as of December 31, 2008	Available as of December 31, 2008	Drawn as of December 31, 2008
Revolving Credit Facility	$675,000	$524,000	$138,579

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Citicorp North America, Inc.	$85,000
2	KeyBank, N.A.	85,000
3	Bank of America, N.A. (1)	70,000
4	The Royal Bank of Scotland PlC	70,000
5	Merrill Lynch Capital Corporation (1)	60,000
6	Sovereign Bank	50,000
7	Raymond James Bank, FSB	50,000
8	Royal Bank of Canada, New York Branch	40,000
9	Credit Suisse, Cayman Islands Branch	25,000
10	Société Générale	25,000
11	UBS Loan Finance LLC	25,000
12	Deutsche Bank	25,000
13	Allied Irish Banks, p.l.c.	15,000
14	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
15	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
16	Comerica Bank	10,000
17	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$675,000

(1)	On January 1, 2009, Bank of America Corporation acquired Merrill Lynch & Co., Inc.

Note: The revolving credit facility has a $462.5 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Debt Maturities

(unaudited, in thousands)

Property		2009	2010	2011	2012	2013	Thereafter	Total
Revolving credit facility	(1)	$—	$—	$—	$138,579	$—	$—	$138,579
Secured Term Debt	(2)	2,408	2,550	2,700	2,836	3,026	132,966	146,486
350 East Cermak Road	(1)	1,514	95,059	—	—	—	—	96,573
3 Corporate Place	(1)	—	—	—	—	80,000	—	80,000
200 Paul Avenue 1-4		1,533	1,624	1,721	1,812	1,932	70,714	79,336
2045 & 2055 LaFayette Street		729	835	886	941	998	63,611	68,000
600 West Seventh Street		1,290	1,367	1,448	1,535	1,626	49,548	56,814
2323 Bryan Street		55,048	—	—	—	—	—	55,048
1100 Space Park Drive		56	648	687	720	774	52,115	55,000
34551 Ardenwood Boulevard 1-4		55	639	679	711	765	52,151	55,000
150 South First Street		518	595	635	677	721	50,142	53,288
114 Rue Ambroise Croizat		686	686	687	42,505	—	—	44,564
1500 Space Park Drive		1,825	1,942	2,067	2,192	35,682	—	43,708
Mundells Roundabout		—	—	—	—	42,374	—	42,374
2334 Lundy Place		40	464	493	517	556	37,930	40,000
Unit 9, Blanchardstown Corporate Park		591	590	590	36,544	—	—	38,315
Unsecured senior notes		—	—	25,000	—	33,000	—	58,000
6 Braham Street		437	583	18,219	—	—	—	19,239
Paul van Vlissingenstraat 16		234	234	234	234	14,105	—	15,041
Chemin de l’Epinglier 2		169	169	169	169	10,247	—	10,923
Gyroscoopweg 2E-2F		149	149	149	149	8,979	—	9,575
1125 Energy Park Drive		132	143	154	167	180	8,559	9,335
731 East Trade Street		205	235	274	297	323	4,186	5,520
Exchangeable senior debentures	(3)	—	—	172,500	—	—	—	172,500

Total		$67,619	$108,512	$229,292	$230,585	$235,288	$521,922	$1,393,218

Weighted Average Term to Initial Maturity	(3)	4.5 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)	4.9 Years

(1)	Assumes all extensions have been exercised.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.

(3)	Assumes maturity of Exchangeable senior debentures at first redemption date in August 2011.

Note: Total excludes $2,455 of Loan Premiums.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Portfolio Summary

As of December 31, 2008

	12/31/2008	9/30/2008
Number of Properties:
Domestic	61	60
International	14	14

	75 (2)	74 (2)
Number of Buildings:
Domestic	81	79
International	17	17

	98	96
Number of Markets:
Domestic	20	20
International	7	7

	27	27
Net Rentable Square Feet:
Domestic	10,369,940	10,357,816
International	1,017,162	886,841

	11,387,102	11,244,657
Redevelopment Square Feet:
Domestic	1,187,087	1,089,561
International	386,525	516,846

	1,573,612	1,606,407
Portfolio Occupancy (1)	94.9%	95.2%
Same Store Pool Occupancy	95.4%	95.0%
Average Original Lease Term (years)	13.4	13.4
Average Remaining Lease Term (years)	7.3	7.3
Lease Expirations (through 2010)	12.7%	14.8%

(1)	Occupancy excludes space held for redevelopment.

(2)	Excludes a property held as an investment in an unconsolidated joint venture.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Properties Acquired

For the three months ended December 31, 2008

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions) (1)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (2)
7505 Mason King Court	Northern Virginia	Nov-08	$10.6	109,650	—	— (3)
1500 Space Park Drive and 1201 Comstock Street (4)	Silicon Valley	Dec-08	20.6	75,615	24,000	100.0%

			$31.2	185,265	24,000	100.0%

(1)	Including closing costs.

(2)	Occupancy percentages are calculated net of square footage held for redevelopment.

(3)	The property was 100% leased from January 1, 2009.

(4)	Acquisition of the remaining 50% portion of a joint venture that owns the two buildings above.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Occupancy Analysis

As of December 31, 2008

(Dollar amounts in thousands)

Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
							As of 12/31/08	As of 09/30/08	As of 06/30/2008	As of 03/31/2008	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateway Datacenters
350 East Cermak Road		May-05	Chicago	995,480	138,259	41,848	96.0%	97.0%	96.5%	97.9%	26.4%	8.7%	24.8%	10.7%
200 Paul Avenue 1-4		Nov-04	San Francisco	458,708	68,972	22,822	100.0%	100.0%	100.0%	94.6%	12.1	4.0	13.5	5.9
120 E. Van Buren Street		Jul-06	Phoenix	249,425	38,089	19,490	91.7%	93.8%	92.2%	88.1%	6.6	2.2	11.5	5.0
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	16,027	94.6%	94.6%	95.7%	91.2%	12.8	4.2	9.5	4.1
111 Eighth Avenue	(3)	Mar-07	New York	116,843	—	15,541	100.0%	100.0%	100.0%	100.0%	3.1	1.0	9.2	4.0
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	14,228	77.0%	77.3%	75.8%	79.0%	12.1	4.0	8.4	3.7
114 Rue Ambroise Croizat		Dec-06	Paris, France	261,317	90,829	11,278	95.4%	100.0%	100.0%	100.0%	6.9	2.3	6.7	2.9
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,502	99.1%	99.1%	97.6%	97.6%	4.4	1.5	4.5	1.9
600-780 S. Federal		Sep-05	Chicago	161,547	—	5,461	81.9%	78.5%	81.5%	81.5%	4.3	1.4	3.2	1.4
36 NE 2nd Street		Jan-02	Miami	162,140	—	4,872	95.9%	95.9%	95.9%	95.9%	4.3	1.4	2.9	1.2
900 Walnut Street		Aug-07	St Louis	112,266	—	3,492	93.5%	93.5%	93.5%	97.3%	3.0	1.0	2.1	0.9
6 Braham Street		Jul-02	London, England	63,233	—	3,236	100.0%	100.0%	100.0%	100.0%	1.7	0.6	1.9	0.8
125 North Myers		Aug-05	Charlotte	25,402	—	1,208	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.7	0.3
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,165	100.0%	100.0%	100.0%	100.0%	1.1	0.4	0.7	0.3
113 North Myers		Aug-05	Charlotte	20,086	9,132	714	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.4	0.2

				3,771,929	372,804	168,884	93.4%	94.0%	93.7%	93.0%	100.0%	33.1%	100.0%	43.3%
Corporate Datacenters
300 Boulevard East		Nov-02	New York	311,950	—	13,332	100.0%	100.0%	100.0%	100.0%	4.9%	2.7%	4.9%	3.4%
43881 Devon Shafron Drive		Mar-07	Northern Virginia	147,799	32,201	12,714	100.0%	79.1%	73.4%	100.0%	2.3	1.3	2.3	3.3
3 Corporate Place		Dec-05	New York	276,162	769	11,942	89.5%	89.5%	82.9%	82.9%	4.4	2.4	4.4	3.1
833 Chestnut Street		Mar-05	Philadelphia	588,770	65,988	11,278	87.7%	87.4%	90.8%	81.5%	9.3	5.2	9.3	2.9
Clonshaugh Industrial Estate (Land)		Feb-06	Dublin, Ireland	124,500	—	8,868	100.0%	100.0%	0.0%	0.0%	2.0	1.1	2.0	2.3
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	120,000	—	7,635	87.3%	93.3%	96.4%	96.4%	1.9	1.0	1.9	2.0
4025 Midway Road		Jan-06	Dallas	87,964	12,626	8,012	99.8%	98.6%	98.5%	98.5%	1.4	0.8	1.4	2.0
2055 East Technology Circle		Oct-06	Phoenix	76,350	—	7,553	100.0%	1.0%	1.0%	0.0%	1.2	0.7	1.2	1.9
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	6,514	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4	1.7
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,480	100.0%	100.0%	100.0%	100.0%	4.8	2.6	4.8	1.7
150 South First Street		Sep-04	Silicon Valley	179,761	—	5,990	100.0%	97.7%	97.3%	97.7%	2.9	1.6	2.8	1.5
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	5,930	95.0%	96.6%	96.6%	96.6%	5.8	3.2	5.8	1.5
1500 Space Park Drive		Sep-07	Silicon Valley	51,615	—	5,104	100.0%	100.0%	100.0%	0.0%	0.8	0.4	0.8	1.3
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,585	100.0%	100.0%	100.0%	100.0%	4.2	2.3	4.2	1.2
43791 Devon Shafron Drive		Mar-07	Northern Virginia	33,100	101,900	4,522	100.0%	0.0%	0.0%	0.0%	0.5	0.3	0.5	1.1
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,423	100.0%	100.0%	100.0%	100.0%	2.1	1.1	2.1	1.1
12001 North Freeway		Apr-06	Houston	280,483	20,222	4,361	98.5%	98.5%	98.5%	98.5%	4.4	2.5	4.5	1.1
2440 Marsh Lane		Jan-03	Dallas	65,637	69,613	4,355	70.9%	100.0%	100.0%	100.0%	1.0	0.6	1.0	1.1
375 Riverside Parkway		Jun-03	Atlanta	201,942	48,249	4,017	100.0%	92.9%	92.9%	92.9%	3.2	1.8	3.2	1.0
44470 Chilum Place		Feb-07	Northern Virginia	95,440	—	4,003	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.5	1.0
115 Second Avenue		Oct-05	Boston	66,730	—	3,337	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.1	0.8
2401 Walsh Street		Jun-05	Silicon Valley	167,932	—	3,308	100.0%	100.0%	100.0%	100.0%	2.7	1.5	2.7	0.8
8534 Concord Center Drive		Jun-05	Denver	85,660	—	3,265	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4	0.8
Naritaweg 52		Dec-07	Amsterdam, Netherlands	63,260	—	2,665	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.7
210 N Tucker Boulevard		Aug-07	St Louis	139,588	62,000	2,592	94.1%	94.1%	95.0%	95.0%	2.2	1.2	2.2	0.7
21110 Ridgetop Circle		Jan-07	Northern Virginia	135,513	—	2,582	100.0%	100.0%	100.0%	100.0%	2.2	1.2	2.2	0.7
1807 Michael Faraday Court		Oct-06	Northern Virginia	19,237	—	2,428	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.6
200 North Nash Street		Jun-05	Los Angeles	113,606	—	2,238	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.8	0.6
Paul van Vlissingenstraat 16		Aug-05	Amsterdam, Netherlands	77,472	35,000	2,135	58.8%	58.8%	58.8%	58.8%	1.2	0.7	1.2	0.5
2403 Walsh Street		Jun-05	Silicon Valley	103,940	—	2,047	100.0%	100.0%	100.0%	100.0%	1.7	0.9	1.7	0.5

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Occupancy Analysis

As of December 31, 2008

(Dollar amounts in thousands)

Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
							As of 12/31/08	As of 09/30/08	As of 06/30/2008	As of 03/31/2008	Property Type	Total Portfolio	Property Type	Total Portfolio
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	1,885	100.0%	100.0%	100.0%	100.0%	0.3	0.1	0.3	0.5
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139		—	1,775	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4	0.4
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,662	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.3	0.4
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,618	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.9	0.4
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,545	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.3	0.4
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016		—	1,510	100.0%	100.0%	100.0%	NA	0.6	0.3	0.6	0.4
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,509	100.0%	100.0%	100.0%	100.0%	1.0	0.5	1.0	0.4
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,502	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.1	0.4
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,485	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.3	0.4
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.8	0.4
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,421	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.4
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	5.0	2.8	5.0	0.4
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,407	100.0%	100.0%	100.0%	100.0%	1.9	1.0	1.9	0.4
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,374	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.1	0.3
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,227	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.9	0.3
600 Winter Street	Sep-06	Boston	30,400		—	778	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.5	0.2
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.7	0.2
2300 NW 89th Place	Sep-06	Miami	64,174		—	598	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.2
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	240	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.1
3 St. Anne’s Boulevard	Dec-07	London, England	—		96,384	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Mundells Roundabout	Apr-07	London, England	—		113,464	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Cressex 1	Dec-07	London, England	—		50,848	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
365 S. Randolphville Road	Feb-08	New York	—		264,792	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
650 Randolph Road	Jun-08	New York	—		127,790	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1201 Comstock Street	Jun-08	Silicon Valley	—		24,000	—	0.0%	0.0%	0.0%	NA	—	—	—	—
7505 Mason King Court	Nov-08	Northern Virginia	109,650		—	—	0.0%	NA	NA	NA	1.7	1.0	1.7	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			6,311,955		1,200,808	193,204	95.1%	95.2%	95.2%	94.7%	100.0%	55.4%	100.0%	49.5%
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,479	100.0%	100.0%	100.0%	100.0%	48.5%	2.7%	54.7%	2.2%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,794	100.0%	100.0%	100.0%	100.0%	28.8	1.6	24.5	1.0
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	17.9	1.0	18.4	0.7
2 St. Anne’s Boulevard	Dec-07	London, England	30,612		—	365	100.0%	100.0%	100.0%	100.0%	4.8	0.3	2.4	0.1

			634,724		—	15,490	100.0%	100.0%	100.0%	100.0%	100.0%	5.6%	100.0%	4.0%
Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,056	94.9%	94.9%	100.0%	100.0%	57.9%	3.4%	56.2%	1.8%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.1	22.7	0.7
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	23.3	1.4	21.1	0.7

			668,494		—	12,556	97.0%	97.0%	100.0%	100.0%	100.0%	5.9%	100.0%	3.2%

Portfolio Total/Weighted Average			11,387,102	(4)	1,573,612	$390,134	94.9%	95.2%	95.2%	94.7%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2008 multiplied by 12.

(2)	Occupancy excludes space held for redevelopment.

(3)	Includes approximately 33,700 rentable square feet from leasehold interest acquisition.

(4)	Net Rentable Square Feet excludes 400,369 RSF of space in joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 93.3% occupied as of December 31, 2008.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Major Tenants

as of December 31, 2008

(Dollar amounts in thousands)

	Tenant			Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications			17	1,700,523	14.9%	$43,349	11.1%	122
2	Qwest Communications International, Inc.			13	637,712	5.6%	$19,823	5.1%	82
3	Equinix Operating Company, Inc.			4	565,297	5.0%	$17,601	4.5%	104
4	TelX Group, Inc.			10	101,581	0.9%	$13,471	3.5%	215
5	NTT Communications Company			3	272,194	2.4%	$12,146	3.1%	47
6	AT & T			12	389,311	3.4%	$11,627	3.0%	64
7	Facebook, Inc.			2	114,168	1.0%	$10,696	2.7%	96
8	Morgan Stanley			2	65,037	0.6%	$8,965	2.3%	58
9	eircom Limited			1	124,500	1.1%	$8,868	2.3%	127
10	T-Systems North America, Inc.			3	82,610	0.7%	$8,789	2.3%	60
11	JPMorgan Chase & Co.			2	27,377	0.2%	$8,705	2.2%	93
12	Microsoft Corporation			2	313,485	2.8%	$7,954	2.0%	79
13	Comverse Technology, Inc.			1	367,033	3.2%	$7,056	1.8%	25
14	AboveNet, Inc.			12	150,661	1.3%	$6,520	1.7%	113
15	Yahoo! Inc.			2	110,847	1.0%	$6,298	1.6%	106
16	Level 3 Communications, LLC	(3	)(4)	15	289,788	2.5%	$6,269	1.6%	41
17	Amgen, Inc.			1	131,386	1.2%	$5,764	1.5%	77
18	BT Americas, Inc.			3	28,840	0.3%	$5,662	1.5%	87
19	Carpathia Hosting			2	36,263	0.3%	$5,547	1.4%	120
20	Amazon			3	164,698	1.4%	$5,300	1.4%	129

	Total/Weighted Average				5,673,311	49.8%	$220,410	56.6%	93

(1)	Occupied square footage is defined as leases that have commenced on or before December 31, 2008.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2008 multiplied by 12.

(3)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

(4)	Excludes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remain liable to us for rents under its lease through December 2009. Including the lease at 6 Braham Street, total occupied square feet and annualized rent would be 353,021 and $9,505, respectively.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

UTILITY POWER CAPACITY (1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	44470 Chilum Place	Northern Virginia	36
8	150 South First Street	Silicon Valley	36
9	101 Aquila Way	Atlanta	30
10	365 South Randolphville Road	New York	26
11	14901 FAA Boulevard	Dallas	25
12	2401 Walsh Street	Silicon Valley	25
13	2403 Walsh Street	Silicon Valley	25
14	4700 Old Ironsides Drive	Silicon Valley	25
15	St. Anne’s Boulevard (3 Buildings)	London	25

	Total Potential Power Capacity - Top 15 Properties		761

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2008

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		577,478	5.1%	$—	0.0%
2009(3)	194	532,161	4.7%	20,614	5.3%	$38.74	38.81	20,655
2010	97	906,715	8.0%	31,295	8.0%	$34.52	35.53	32,215
2011	102	1,367,206	12.0%	32,664	8.4%	$23.89	24.82	33,930
2012	72	186,730	1.6%	15,607	4.0%	$83.58	90.83	16,961
2013	71	1,000,319	8.8%	49,090	12.6%	$49.07	55.69	55,706
2014	42	628,839	5.5%	23,911	6.1%	$38.02	45.97	28,911
2015	75	1,618,833	14.2%	56,457	14.5%	$34.88	40.40	65,393
2016	50	806,908	7.1%	27,164	6.9%	$33.66	42.42	34,227
2017	47	550,868	4.8%	16,731	4.3%	$30.37	36.99	20,377
2018	35	579,817	5.1%	24,080	6.2%	$41.53	61.78	35,820
Thereafter	107	2,631,228	23.1%	92,521	23.7%	$35.16	51.26	134,884

Portfolio Total / Weighted Average	892	11,387,102	100.0%	$390,134	100.0%	$36.09	$44.32	$479,079

Lease Distribution

As of December 31, 2008

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent
Available			577,478	5.1%	—	0.0%
2,500 or less	540	60.5%	268,922	2.4%	57,338	14.7%
2,501 - 10,000	166	18.6%	933,206	8.2%	49,727	12.8%
10,001 - 20,000	62	7.0%	1,142,609	10.0%	40,224	10.3%
20,001 - 40,000	52	5.8%	1,623,600	14.2%	60,545	15.5%
40,001 - 100,000	46	5.2%	3,002,620	26.4%	95,734	24.5%
Greater than 100,000	26	2.9%	3,838,667	33.7%	86,566	22.2%

Portfolio Total	892	100.0%	11,387,102	100.0%	$390,134	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2008 multiplied by 12.

(3)	Includes 63,233 square feet of net rentable space in 6 Braham Street. This property is subleased by Level 3 Communications from Leslie & Godwin, a United Kingdom subsidiary of AON Corporation, through December 2009. Level 3 Communications has executed a lease that will commence upon expiration of the Leslie & Godwin lease and continue through December 2015. Leslie & Godwin remain liable to us for rents under its lease through December 2009.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Leasing Activity

As of December 31, 2008

	For the Three Months Ended December 31, 2008	% Leased
Occupied Square Feet as of September 30, 2008 (1)	10,701,576	95.2%
4Q 2008 Acquisitions:
7505 Mason King Court (2)	—	—

Occupied Square Feet including 4Q 2008 Acquisitions (1)	10,701,576	94.0%
Expirations, Terminations and Reductions	(188,810)	(1.7%)
New Leases and Expansions	319,976	2.8%
Remeasurements (3)	(23,118)	(0.2%)

Occupied Square Feet as of December 31, 2008 (1)	10,809,624	94.9%

GAAP Rent Growth (4)
Expiring Rent per Square Foot		$29.68
New Rent per Square Foot		$98.62
Percentage Increase		232.3%
Weighted Average Lease Term - New (in months)		97

(1)	Occupancy excludes space held for redevelopment.

(2)	Upon closing of the acquisition, a lease was executed for 100% of the net rentable space, which commenced on January 1, 2009.

(3)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.

(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	2008	2007
Renewals (1)
Number of renewals	10	6	8	5	29	12
Square Feet	25,866	72,520	32,986	19,742	151,114	67,181
Tenant improvement costs per square foot (2)	$3.08	$2.70	$1.62	$—	$2.17	$3.95
Leasing commission costs per square foot (2)	$5.38	$7.31	$8.70	$3.00	$6.72	$13.69

Total renewal lease costs per square foot	$8.46	$10.01	$10.32	$3.00	$8.89	$17.64
New Leases (3)
Number of non-redevelopment leases	12	21	20	11	64	61
Non-Redevelopment square feet	135,884	48,834	51,051	21,585	257,354	219,381
Non-Redevelopment tenant improvement costs per square foot (2)	—	15.84	34.83	35.25	$12.87	$6.18
Non-Redevelopment leasing commission costs per square foot (2)	9.85	5.59	18.57	12.23	$10.97	$7.30
Number of redevelopment leases	13	19	14	32	78	27
Redevelopment square feet	184,092	302,320	113,287	313,243	912,942	541,525
Redevelopment tenant improvement costs per square foot (2) (4)	$3.11	$4.96	$1.25	$1.58	$2.97	$46.38
Redevelopment leasing commission costs per square foot (2)	$17.62	$9.69	$16.21	$8.80	$11.79	$7.69

Total Number of Leases	25	40	34	43	142	88
Total Square Feet	319,976	351,154	164,338	334,828	1,170,296	760,906
Total new lease costs per square foot	$16.11	$15.60	$28.63	$12.77	$16.76	$52.53
Total (5)
Number of leases	35	46	42	48	171	100
Square Feet	345,842	423,674	197,324	354,570	1,321,410	828,087
Tenant improvement costs per square foot (2)	$1.89	$5.83	$10.00	$3.54	$4.81	$32.29
Leasing commission costs per square foot (2)	$13.65	$8.81	$15.57	$8.69	$11.05	$8.07

Total costs per square foot	$15.54	$14.64	$25.57	$12.23	$15.86	$40.36

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.

(5)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Historical Capital Expenditures

	Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Recurring capital expenditures (1) (2)	$7,380,000	$5,489,000	$5,272,000	$7,349,000	$1,200,000	$2,765,000	$(99,000)	$367,062
Non-recurring capital expenditures (2)	$135,646,000	$128,204,000	$138,379,000	$86,040,000	$103,958,000	$99,466,000	$38,776,000	$19,249,409
Total net rentable square feet at period end excluding redevelopment space	11,387,102	11,244,657	10,977,945	10,795,795	10,527,011	10,311,857	9,713,146	9,668,267
Recurring capital expenditures per square foot	$0.65	$0.49	$0.48	$0.68	$0.11	$0.27	$(0.01)	$0.04
Non-recurring capital expenditures per square foot (2)	$11.91	$11.40	$12.61	$7.97	$9.88	$9.65	$3.99	$1.99

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Redevelopment Activity

For the quarter ended December 31, 2008

(Square feet)

Activity for the quarter ended December 31, 2008	US	Europe	Total
Redevelopment Space as of September 30, 2008	1,089,561	516,846	1,606,407
Acquired Redevelopment Space and New Construction Space	157,972	—	157,972
Converted Redevelopment Space:
Turn-Key DatacenterSM	(54,688)	(19,696)	(74,384)
Powered Base BuildingSM	(4,099)	(110,625)	(114,724)
Remeasurement Adjustments	(1,659)	—	(1,659)

Redevelopment Space as of December 31, 2008	1,187,087	386,525	1,573,612

Redevelopment Space Under Construction at Quarter End	US	Europe	Total
Turn-Key DatacenterSM	222,706	72,493	295,199
Build-to-Suit	—	113,464	113,464
New Powered Base BuildingSM Shell	—	—	—

Redevelopment Space Under Construction as of December 31, 2008	222,706	185,957	408,663

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2008

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. AFFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.